UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5445

Name of Registrant: Vanguard Fenway Funds
Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2010 – March 31, 2011

Item 1: Reports to Shareholders

Vanguard Equity Income
Semiannual Report

March 31, 2011

> For the six months ended March 31, 2011, Vanguard Equity Income Fund returned more than 16%.

> The fund outperformed its benchmark, the FTSE High Dividend Yield Index, and its peer-group average by less than a percentage point.

> The stock market’s dividend climate improved as corporate payouts continued to increase.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	6
Fund Profile.	9
Performance Summary.	10
Financial Statements.	11
About Your Fund’s Expenses.	23
Trustees Approve Advisory Arrangements.	25
Glossary.	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Six Months Ended March 31, 2011

Total
Returns
Vanguard Equity Income Fund
Investor Shares	16.20%
Admiral™ Shares	16.27
FTSE High Dividend Yield Index	15.47
Equity Income Funds Average	15.58

Equity Income Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2010 , Through March 31, 2011

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Equity Income Fund
Investor Shares	$18.83	$21.58	$0.290	$0.000
Admiral Shares	39.47	45.24	0.627	0.000

Chairman’s Letter

Dear Shareholder,

Vanguard Equity Income Fund returned more than 16% for the six months ended March 31, 2011. The fund performed slightly better than its index, the FTSE High Dividend Yield Index, which returned more than 15% for the period. The fund’s result also outperformed the average return for equity income funds.

At the end of the fiscal half-year, the fund’s Investor Shares had a 30-day SEC yield of 2.72%, more than 1 percentage point higher than the yield of the broad stock market (as measured by the yield from Vanguard Total Stock Market Index Fund’s Investor Shares). The fund’s yield was up slightly from its level of six months ago.

Despite distressing headlines, stock markets rallied
Global stock markets produced exceptional returns for the six months ended March 31, a period punctuated by unnerving developments such as political upheaval in the Middle East and North Africa, new sovereign debt dilemmas in Europe, and a nuclear emergency in Japan. On a more optimistic note, the U.S. economy continued to grind into gear. Job growth picked up, fueling hopes that the good news might be persistent enough to bring down the high unemployment rate.

The broad U.S. stock market returned more than 18%. The stocks of smaller companies, which are keenly sensitive to the rhythms of the business cycle, did even better. Non-U.S. stock markets trailed their American counterparts, though as a group, their six-month return topped 10%. European stocks performed best.

All but the shortest-term rates moved higher, affecting bond prices
With the exception of the shortest-term securities, the rates on fixed income investments moved higher during the six-month period. At the start of the period, the 10-year U.S. Treasury note yielded a meager 2.51%. By the end, the rate had climbed to 3.45% as investors demanded more compensation for the possibility that inflation will continue to accelerate from financial-crisis lows.

Rising rates put short-term pressure on bond prices. The broad U.S. taxable bond market produced a slightly negative return. The broad municipal bond market, which came under pressure both from rising rates and concern (exaggerated, in Vanguard’s view) about the financial strength of state and municipal borrowers, returned –3.68%.

As it has since December 2008, the Federal Reserve held its target for short-term interest rates near 0%. This stance kept the returns available from money market instruments, such as the 3-month Treasury bill, in the same neighborhood.

Market Barometer

			Total Returns
		Periods Ended March 31, 2011
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	18.13%	16.69%	2.93%
Russell 2000 Index (Small-caps)	25.48	25.79	3.35
Dow Jones U.S. Total Stock Market Index	18.51	17.50	3.27
MSCI All Country World Index ex USA (International)	10.85	13.15	3.59

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	-0.88%	5.12%	6.03%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	-3.68	1.63	4.14
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.15	2.09

CPI
Consumer Price Index	2.30%	2.68%	2.26%

Energy and industrial stocks helped generate a strong showing
Stocks in all sectors of the fund registered gains for the six months. The highest absolute returns came from the fund’s energy holdings, which rose about 38% as rising prices boosted corporate bottom lines. Marathon Oil, Occidental Petroleum, and Conoco Phillips were among the top performers; the fund also benefited from the advisors’ decision to hold a slightly larger proportion of assets in that sector compared to the benchmark.

Industrials, the second-largest sector in the fund after consumer staples, also did well, with a return of about 20%. Standouts included Eaton, Tyco, and GE. Close behind were financial stocks, with holdings such as Marsh & McLennan, Wells Fargo, BlackRock, and JPMorgan Chase doing particularly well. The last-named firm rallied after receiving permission from the Federal Reserve to raise its dividend following the results of its stress test.

In information technology, the fund benefited from Maxim Integrated Products, an integrated circuits provider that rose on improved earnings expectations, and Xilinx, a designer of software solutions, which raised its quarterly dividend and announced its acquisition of AutoESL Design Technologies.

The weakest performances came in the health care sector: The share prices of top-ten holdings such as Merck, Pfizer,

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
Equity Income Fund	0.31%	0.22%	1.35%

The fund expense ratios shown are from the prospectus dated January 28, 2011, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2011, the fund’s annualized expense ratios were 0.31% for Investor Shares and 0.22% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: Equity Income Funds.

and Johnson & Johnson all lost some ground, although they continued to provide dividend yields above 3.5%.

Overall, the advisors’ selections posted benchmark-beating returns in five sectors, led by financials. At the other end of the scale, industrial holdings held back results.

The fund’s yield rose slightly. In general, dividends increased across the stock market as increasing sales and earnings prompted more companies to bolster payouts. (As mentioned earlier, at the end of the six months, the fund’s 30-day SEC yield was 2.72% for its Investor Shares, up 12 basis points from the end of the fund’s 2010 fiscal year.) Consistent with the fund’s objective of providing an above-average level of dividend income, its yield remained more than a percentage point higher than the broad stock market’s yield.

Looking beyond recent gains helps keep a long-term view
The stock market’s robust six-month gains may be surprising to some, given the recent challenges that the market has faced, including rising energy prices, Middle East turmoil, and disaster in Japan. In fact, the market’s response to these headlines is further proof that trying to predict what stocks will do in the short term is a fruitless endeavor.

As we remind our clients repeatedly, it’s the long term that counts when investing in stocks, and Vanguard Equity Income Fund can be a valuable part of any stock portfolio.

The fund’s two advisors—Wellington Management Company and Vanguard Quantitative Equity Group—are experienced in seeking companies that appear to have reliable dividends and the potential to provide capital growth over time. The stocks of these companies typically provide a healthy level of income and are often less volatile than those in other segments of the market—a combination that can help provide a bit of ballast in the sometimes-heavy seas of stock investing.

Thank you for your confidence in Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 14, 2011

Advisors’ Report

For the six months ended March 31, 2011, the Equity Income Fund returned more than 16%, reflecting the combined results of your fund’s two independent investment advisors. The use of two advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the diversification of your fund. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of the fund’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the six-month period and of how their portfolio positioning reflects this assessment. These comments were prepared on April 18, 2011.

Wellington Management Company, LLP

Portfolio Manager:
W. Michael Reckmeyer, III, CFA
Senior Vice President and Equity Portfolio Manager

As the new fiscal year began, the markets faced several challenges, including European sovereign debt and the U.S. deficit, as well as uncertainties over China’s growth prospects. Unfortunately, the challenges and uncertainties facing investors increased during the period, with disasters in Japan; conflicts in the

Vanguard Equity Income Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	62	3,407	A fundamental approach to seeking desirable stocks.
Company, LLP			Our selections typically offer above-average dividend
			yields, below-average valuations, and the potential for
			dividend increases in the future.
Vanguard Quantitative Equity	34	1,844	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings-quality of companies as compared with
			their peers.
Cash Investments	4	226	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

Middle East, which triggered surging oil prices; Federal Reserve policies regarding quantitative easing; and growing concerns about inflation.

Despite these concerns, we continue to believe that the U.S. economic expansion will continue, albeit at a slower rate. Corporate profits are strong, and as demand improves, employers are increasing capital spending and expanding the labor force. This should provide an important boost to wage and salary income across the economy and support consumer spending. We believe that the pace of job growth will be sufficient to gradually push down the unemployment rate.

Internationally, the picture is mixed. Japan will likely suffer a short-term economic correction as a result of the recent tragic events in that country. Europe continues to show bifurcated performance, with Germany seeing strong economic growth and some of its neighbors struggling with deficits.

In emerging markets, the Chinese government is trying to slow the economy in an attempt to reduce inflationary pressures. We believe this will be successful and create a mid-cycle slowdown rather than a broader economic contraction. Other emerging economies, such as Brazil and India, are also struggling with inflationary issues that will put added pressures on economic growth.

The equity markets had a strong run in 2010 and early 2011, but gains will likely be tougher to achieve going forward, as the rate of earnings growth is slowing and price/earnings multiples have already expanded in anticipation of better prospects. We continue to maintain a positive outlook, but are cognizant of the growing challenges.

Our largest purchases over the six months included energy firms Royal Dutch Shell and Exxon Mobil, consumer staples giants Unilever and Procter & Gamble, asset management firm BlackRock, and steel company Nucor. We sold some companies that reached or approached our target prices, including Texas Instruments, Genuine Parts, and Toronto-Dominion Bank.

Vanguard Quantitative Equity Group

Portfolio Manager:
James P. Stetler, Principal

During the fiscal half-year U.S. equity markets showed resiliency in the face of global economic and geopolitical concerns, continuing to rebound from the low points reached during the financial crisis. Strong corporate earnings and better-than-expected job growth have buoyed equities despite the volatility brought on by the turmoil in the Middle East and North Africa, the continuing European sovereign debt crisis, and the uncertainty following the disasters in Japan. Markets experienced a pullback in mid-February as investors digested news related to the protests in the Middle East and Northern Africa combined with a double-digit increase in crude oil prices, but markets stabilized and rebounded to reach levels not seen since mid-2008.

Income-oriented equities, the focus of the Equity Income Fund, trailed growth companies by about a percentage point for this short period. In both our portion of the fund and its benchmark index, energy, materials, and industrial companies posted some of the highest returns. Health care and utility company returns were the laggards in our portfolio and the index for the period, although all ten sectors provided positive absolute returns.

While overall portfolio performance has been affected by the macro factors described above, our approach to investing focuses on specific stock fundamentals. Because we believe there is no single indicator for identifying attractive stocks, our company evaluation process is diversified across multiple factors: valuation, growth, quality, management decisions, and market sentiment. For the six months, our market sentiment, quality, and management decisions models were the most effective ones.

Our stock selection was strongest in the consumer staples and industrial sectors. In consumer staples, Del Monte Foods (acquired in March by private equity firms), Sara Lee, and Herbalife contributed the most to our relative returns. Rockwell Automation, Deere, Parker Hannafin, and Caterpillar led our results in industrials. Returns trailed slightly in the information technology sector, as Texas Instruments did not perform as expected.

Equity Income Fund

Fund Profile
As of March 31, 2011

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VEIPX		VEIRX
Expense Ratio[1]	0.31%		0.22%
30-Day SEC Yield	2.72%		2.81%

Portfolio Characteristics
	FTSE High		DJ
	Dividend		U.S. Total
		Yield	Market
	Fund	Index	Index
Number of Stocks	151	437	3,817
Median Market Cap $62.8B		$75.7B	$31.4B
Price/Earnings Ratio	14.7x	15.1x	17.9x
Price/Book Ratio	2.3x	2.5x	2.3x
Return on Equity	21.4%	22.5%	18.9%
Earnings Growth Rate	0.6%	2.0%	5.9%
Dividend Yield	3.1%	3.2%	1.7%
Foreign Holdings	4.3%	0.0%	0.0%
Turnover Rate
(Annualized)	35%	—	—
Short-Term Reserves	0.2%	—	—

Sector Diversification (% of equity exposure)
	FTSE High		DJ
	Dividend		U.S. Total
		Yield	Market
	Fund	Index	Index
Consumer
Discretionary	8.1%	6.6%	11.8%
Consumer Staples	16.4	18.7	9.2
Energy	14.9	14.7	11.8
Financials	10.8	5.6	16.2
Health Care	11.2	12.4	10.7
Industrials	15.1	16.2	11.6
Information
Technology	8.5	8.6	18.5
Materials	4.3	3.5	4.5
Telecommunication
Services	4.1	5.7	2.6
Utilities	6.6	8.0	3.1

Volatility Measures
	FTSE High	DJ
	Dividend	U.S. Total
	Yield	Market
	Index	Index
R-Squared	0.99	0.93
Beta	0.92	0.87
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Chevron Corp.	Integrated Oil &
	Gas	4.4%
Exxon Mobil Corp.	Integrated Oil &
	Gas	4.2
AT&T Inc.	Integrated
	Telecommunication
	Services	3.1
Johnson & Johnson	Pharmaceuticals	3.1
Pfizer Inc.	Pharmaceuticals	3.0
General Electric Co.	Industrial
	Conglomerates	2.6
Microsoft Corp.	Systems Software	2.4
Philip Morris
International Inc.	Tobacco	2.4
Merck & Co. Inc.	Pharmaceuticals	2.2
ConocoPhillips	Integrated Oil &
	Gas	2.1
Top Ten		29.5%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 28, 2011, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2011, the annualized expense ratios were 0.31% for Investor Shares and 0.22% for Admiral Shares.

Equity Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2000, Through March 31, 2011

Spliced Equity Income Index: Russell 1000 Value Index through July 31, 2007; FTSE High Dividend Yield Index thereafter.
Note: For 2011, performance data reflect the six months ended March 31, 2011.

Average Annual Total Returns: Periods Ended March 31, 2011

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	3/21/1988	17.10%	3.59%	4.88%
Admiral Shares	8/13/2001	17.20	3.71	4.78[1]
1 Return since inception.

See Financial Highlights for dividend and capital gains information.

Equity Income Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (96.5%)[1]
Consumer Discretionary (7.7%)
Home Depot Inc.	2,917,200	108,111
McDonald’s Corp.	1,178,905	89,703
Stanley Black &
Decker Inc.	878,500	67,293
Nordstrom Inc.	686,900	30,828
Mattel Inc.	1,087,400	27,109
Genuine Parts Co.	398,200	21,359
Time Warner Cable Inc.	237,900	16,972
VF Corp.	137,100	13,509
Williams-Sonoma Inc.	260,700	10,558
Limited Brands Inc.	309,000	10,160
Comcast Corp. Class A
Special Shares	402,600	9,348
Brinker International Inc.	270,500	6,844
Polaris Industries Inc.	44,000	3,829
Time Warner Inc.	80,300	2,867
Cracker Barrel Old Country
Store Inc.	54,700	2,688
		421,178
Consumer Staples (15.9%)
Philip Morris
International Inc.	1,980,655	129,990
PepsiCo Inc.	1,427,800	91,965
Procter & Gamble Co.	1,483,300	91,371
Kraft Foods Inc.	2,337,389	73,300
Altria Group Inc.	2,417,855	62,937
Sysco Corp.	2,260,600	62,619
Kimberly-Clark Corp.	823,788	53,769
Wal-Mart Stores Inc.	971,700	50,577
General Mills Inc.	1,261,200	46,097
Unilever NV	1,248,000	39,137
Coca-Cola Co.	565,282	37,506
Colgate-Palmolive Co.	222,200	17,945
Imperial Tobacco
Group plc	535,948	16,537
Reynolds American Inc.	394,900	14,031

			Market
			Value
		Shares	($000)
	Sara Lee Corp.	717,200	12,673
	Hershey Co.	221,300	12,028
	Dr Pepper Snapple
	Group Inc.	289,200	10,747
	Corn Products
	International Inc.	197,000	10,209
	Molson Coors Brewing Co.
	Class B	217,000	10,175
	Lorillard Inc.	96,200	9,140
	Herbalife Ltd.	106,600	8,673
	McCormick & Co. Inc.	177,168	8,474
	Hormel Foods Corp.	94,800	2,639
			872,539
Energy (14.2%)
	Chevron Corp.	2,262,800	243,092
	Exxon Mobil Corp.	2,747,200	231,122
	ConocoPhillips	1,443,100	115,246
	Occidental
	Petroleum Corp.	682,400	71,304
	Royal Dutch Shell plc
	Class B	1,709,001	62,061
	Marathon Oil Corp.	1,052,500	56,109
			778,934
Exchange-Traded Fund (1.0%)
2	Vanguard Value ETF	963,400	54,644

Financials (10.0%)
	Marsh &
	McLennan Cos. Inc.	3,164,700	94,340
	JPMorgan Chase & Co.	1,243,600	57,330
	Chubb Corp.	857,662	52,583
	M&T Bank Corp.	525,200	46,464
	PNC Financial Services
	Group Inc.	728,382	45,881
	ACE Ltd.	672,000	43,478
	BlackRock Inc.	215,000	43,217
	Wells Fargo & Co.	1,276,500	40,465
	National Bank of Canada	306,900	24,941

Equity Income Fund

		Market
		Value
	Shares	($000)
Credit Suisse Group
AG ADR	460,800	19,621
Travelers Cos. Inc.	297,000	17,666
New York Community
Bancorp Inc.	581,100	10,030
RenaissanceRe
Holdings Ltd.	142,800	9,852
Ameriprise Financial Inc.	160,200	9,785
Allied World Assurance Co.
Holdings Ltd.	146,300	9,172
Validus Holdings Ltd.	224,600	7,486
American Financial
Group Inc.	157,400	5,512
Endurance Specialty
Holdings Ltd.	84,200	4,111
American Express Co.	67,600	3,056
Commerce Bancshares Inc.	27,200	1,100
FNB Corp.	50,000	527
Community Trust
Bancorp Inc.	11,400	315
Axis Capital Holdings Ltd.	6,200	216
		547,148
Health Care (10.7%)
Johnson & Johnson	2,848,605	168,780
Pfizer Inc.	8,063,167	163,763
Merck & Co. Inc.	3,669,214	121,121
AstraZeneca plc ADR	882,800	40,715
Bristol-Myers Squibb Co.	884,832	23,386
Eli Lilly & Co.	618,049	21,737
Cardinal Health Inc.	326,600	13,433
Abbott Laboratories	270,900	13,288
Hill-Rom Holdings Inc.	200,501	7,615
Baxter International Inc.	91,300	4,909
Medtronic Inc.	94,500	3,718
Becton Dickinson and Co.	15,900	1,266
National Healthcare Corp.	9,900	460
Owens & Minor Inc.	7,100	231
		584,422
Industrials (14.6%)
General Electric Co.	7,145,772	143,273
3M Co.	1,202,800	112,462
Eaton Corp.	1,298,400	71,983
Waste Management Inc.	1,587,600	59,281
Tyco International Ltd.	1,313,200	58,792
Illinois Tool Works Inc.	1,037,200	55,718
Republic Services Inc.
Class A	1,238,200	37,196
Caterpillar Inc.	288,300	32,102
United Parcel Service Inc.
Class B	345,900	25,707
Schneider Electric SA	118,555	20,248
United Technologies Corp.	231,500	19,596
General Dynamics Corp.	222,700	17,050

			Market
			Value
		Shares	($000)
	Lockheed Martin Corp.	206,200	16,578
	PACCAR Inc.	295,300	15,459
	Rockwell Automation Inc.	157,400	14,898
	Northrop Grumman Corp.	227,813	14,286
	Honeywell
	International Inc.	234,262	13,988
	Raytheon Co.	248,400	12,636
	Deere & Co.	109,600	10,619
	Parker Hannifin Corp.	110,200	10,434
	CSX Corp.	101,900	8,009
	RR Donnelley & Sons Co.	380,910	7,207
	Boeing Co.	82,900	6,129
	Emerson Electric Co.	70,500	4,119
	Applied Industrial
	Technologies Inc.	118,000	3,925
	Timken Co.	61,100	3,196
*	Huntington Ingalls
	Industries Inc.	37,968	1,576
	Deluxe Corp.	43,260	1,148
	Pitney Bowes Inc.	16,800	432
			798,047
Information Technology (7.8%)
	Microsoft Corp.	5,224,900	132,503
	Intel Corp.	4,970,300	100,251
	Analog Devices Inc.	1,775,500	69,919
	Maxim Integrated
	Products Inc.	1,637,906	41,930
	Xilinx Inc.	1,103,400	36,192
	Accenture plc Class A	370,000	20,339
	Applied Materials Inc.	867,700	13,554
	TE Connectivity Ltd.	240,700	8,381
	Texas Instruments Inc.	208,778	7,215
			430,284
Materials (4.2%)
	EI du Pont de
	Nemours & Co.	1,106,627	60,831
	Sherwin-Williams Co.	537,000	45,103
	PPG Industries Inc.	440,600	41,949
	Nucor Corp.	776,700	35,744
	Packaging Corp. of
	America	916,600	26,481
	Eastman Chemical Co.	127,400	12,653
	Southern Copper Corp.	100,000	4,027
	Cabot Corp.	26,757	1,239
			228,027
Telecommunication Services (4.0%)
	AT&T Inc.	5,577,705	170,678
	Verizon
	Communications Inc.	1,137,398	43,835
	Qwest Communications
	International Inc.	435,724	2,976
			217,489

Equity Income Fund

		Market
		Value
	Shares	($000)
Utilities (6.4%)
Northeast Utilities	1,137,200	39,347
Xcel Energy Inc.	1,606,500	38,379
Dominion Resources Inc.	817,170	36,528
UGI Corp.	943,000	31,025
PG&E Corp.	672,700	29,720
NextEra Energy Inc.	514,366	28,352
American Electric
Power Co. Inc.	701,500	24,651
Duke Energy Corp.	917,700	16,656
Oneok Inc.	181,800	12,159
Entergy Corp.	172,700	11,607
CMS Energy Corp.	516,900	10,152
Pinnacle West
Capital Corp.	232,400	9,944
Alliant Energy Corp.	255,100	9,931
DPL Inc.	347,794	9,533
Portland General
Electric Co.	369,000	8,771
Atmos Energy Corp.	217,510	7,417
Unisource Energy Corp.	185,400	6,699
Ameren Corp.	237,000	6,653
Integrys Energy Group Inc.	122,500	6,187
Questar Corp.	193,600	3,378
Avista Corp.	107,400	2,484
Southwest Gas Corp.	52,787	2,057
		351,630
Total Common Stocks
(Cost $4,322,671)		5,284,342

		Market
		Value
	Shares	($000)
Temporary Cash Investments (3.5%)[1]
Money Market Fund (3.0%)
3	Vanguard Market Liquidity
Fund, 0.208%	167,300,088	167,300

	Face
	Amount
	($000)
Repurchase Agreement (0.2%)
Goldman Sachs & Co.
0.150%, 4/1/11
(Dated 3/31/11,
Repurchase Value
$10,700,000,
collateralized by
Federal National
Mortgage Assn.
4.500%, 2/1/41)	10,700	10,700

U.S. Government and Agency Obligations (0.3%)
[4,5] Federal Home Loan
Bank Discount Notes,
0.150%, 5/13/11	600	600
[4,5] Freddie Mac
Discount Notes,
0.220%, 6/6/11	5,000	4,998
[4,5] Freddie Mac
Discount Notes,
0.271%, 6/7/11	9,000	8,997
[4,5] Freddie Mac
Discount Notes,
0.281%, 6/21/11	250	250
		14,845
Total Temporary Cash Investments
(Cost $192,843)		192,845
Total Investments (100.0%)
(Cost $4,515,514)		5,477,187
Other Assets and Liabilities (0.0%)
Other Assets		18,378
Liabilities		(17,994)
		384
Net Assets (100%)		5,477,571

Equity Income Fund

At March 31, 2011, net assets consisted of:

Amount
($000)
Paid-in Capital	5,135,686
Overdistributed Net Investment Income	(6,106)
Accumulated Net Realized Losses	(619,237)
Unrealized Appreciation (Depreciation)
Investment Securities	961,673
Futures Contracts	5,553
Foreign Currencies	2
Net Assets	5,477,571

Investor Shares—Net Assets
Applicable to 133,714,392 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,885,766
Net Asset Value Per Share—
Investor Shares	$21.58

Admiral Shares—Net Assets
Applicable to 57,295,521 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,591,805
Net Asset Value Per Share—
Admiral Shares	$45.24

See Note A in Notes to Financial Statements.
* Non-income-producing security. New issue that has not paid a dividend as of March 31, 2011.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.8% and 0.2%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Securities with a value of $14,845,000 have been segregated as initial margin for open futures contracts.
5 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Statement of Operations

Six Months Ended
March 31, 2011
($000)
Investment Income
Income
Dividends[1,2]	76,978
Interest[2]	204
Security Lending	169
Total Income	77,351
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,111
Performance Adjustment	271
The Vanguard Group—Note C
Management and Administrative—Investor Shares	2,388
Management and Administrative—Admiral Shares	1,112
Marketing and Distribution—Investor Shares	346
Marketing and Distribution—Admiral Shares	201
Custodian Fees	42
Shareholders’ Reports—Investor Shares	31
Shareholders’ Reports—Admiral Shares	5
Trustees’ Fees and Expenses	4
Total Expenses	6,511
Net Investment Income	70,840
Realized Net Gain (Loss)
Investment Securities Sold[2]	90,021
Futures Contracts	19,583
Foreign Currencies	62
Realized Net Gain (Loss)	109,666
Change in Unrealized Appreciation (Depreciation)
Investment Securities	546,399
Futures Contracts	3,587
Foreign Currencies	2
Change in Unrealized Appreciation (Depreciation)	549,988
Net Increase (Decrease) in Net Assets Resulting from Operations	730,494

1 Dividends are net of foreign withholding taxes of $320,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $645,000 $155,000, and $0 respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	70,840	118,995
Realized Net Gain (Loss)	109,666	58,689
Change in Unrealized Appreciation (Depreciation)	549,988	261,705
Net Increase (Decrease) in Net Assets Resulting from Operations	730,494	439,389
Distributions
Net Investment Income
Investor Shares	(37,697)	(72,980)
Admiral Shares	(34,302)	(46,454)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(71,999)	(119,434)
Capital Share Transactions
Investor Shares	(129,946)	29,451
Admiral Shares	631,434	69,613
Net Increase (Decrease) from Capital Share Transactions	501,488	99,064
Total Increase (Decrease)	1,159,983	419,019
Net Assets
Beginning of Period	4,317,588	3,898,569
End of Period[1]	5,477,571	4,317,588
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($6,106,000) and ($5,009,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Financial Highlights

Investor Shares

	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$18.83	$17.40	$20.02	$27.01	$25.21	$23.73
Investment Operations
Net Investment Income	.288	.526	.585	.770	.733	.703
Net Realized and Unrealized Gain (Loss)
on Investments	2.752	1.432	(2.506)	(5.617)	3.215	2.541
Total from Investment Operations	3.040	1.958	(1.921)	(4.847)	3.948	3.244
Distributions
Dividends from Net Investment Income	(.290)	(.528)	(.587)	(.785)	(.730)	(.710)
Distributions from Realized Capital Gains	—	—	(.112)	(1.358)	(1.418)	(1.054)
Total Distributions	(.290)	(.528)	(.699)	(2.143)	(2.148)	(1.764)
Net Asset Value, End of Period	$21.58	$18.83	$17.40	$20.02	$27.01	$25.21

Total Return[1]	16.20%	11.36%	-9.12%	-18.92%	16.29%	14.39%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,886	$2,651	$2,423	$2,626	$3,445	$3,035
Ratio of Total Expenses to
Average Net Assets[2]	0.31%	0.31%	0.36%	0.30%	0.29%	0.31%
Ratio of Net Investment Income to
Average Net Assets	2.84%	2.88%	3.76%	3.30%	2.79%	2.94%
Portfolio Turnover Rate	35%	45%	51%	55%	51%	26%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.02%, 0.00%, 0.00%, and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Financial Highlights

Admiral Shares

	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$39.47	$36.46	$41.97	$56.62	$52.84	$49.74
Investment Operations
Net Investment Income	.622	1.138	1.264	1.673	1.601	1.545
Net Realized and Unrealized Gain (Loss)
on Investments	5.775	3.013	(5.269)	(11.772)	6.746	5.324
Total from Investment Operations	6.397	4.151	(4.005)	(10.099)	8.347	6.869
Distributions
Dividends from Net Investment Income	(.627)	(1.141)	(1.270)	(1.705)	(1.595)	(1.560)
Distributions from Realized Capital Gains	—	—	(.235)	(2.846)	(2.972)	(2.209)
Total Distributions	(.627)	(1.141)	(1.505)	(4.551)	(4.567)	(3.769)
Net Asset Value, End of Period	$45.24	$39.47	$36.46	$41.97	$56.62	$52.84

Total Return	16.27%	11.50%	-9.05%	-18.82%	16.44%	14.55%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,592	$1,667	$1,475	$1,711	$2,256	$1,783
Ratio of Total Expenses to
Average Net Assets[1]	0.22%	0.22%	0.24%	0.18%	0.17%	0.17%
Ratio of Net Investment Income to
Average Net Assets	2.93%	2.97%	3.89%	3.42%	2.91%	3.08%
Portfolio Turnover Rate	35%	45%	51%	55%	51%	26%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.02%, 0.00%, 0.00% and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Notes to Financial Statements

Vanguard Equity Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

Equity Income Fund

4. Repurchase Agreements: The fund invests in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2007–2010), and for the period ended March 31, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for Wellington Management Company, LLP, is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the FTSE High Dividend Yield Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $275,000 for the six months ended March 31, 2011.

For the six months ended March 31, 2011, the aggregate investment advisory fee represented an effective annual basic rate of 0.09% of the fund’s average net assets before an increase of $271,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2011, the fund had contributed capital of $880,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.35% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

Equity Income Fund

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of March 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	5,185,495	98,847	—
Temporary Cash Investments	167,300	25,545	—
Futures Contracts—Liabilities[1]	(395)	—	—
Total	5,352,400	124,392	—
1 Represents variation margin on the last day of the reporting period.

E. At March 31, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	June 2011	459	151,585	4,953
E-mini S&P 500 Index	June 2011	429	28,335	600

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended March 31, 2011, the fund realized net foreign currency gains of $62,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to overdistributed net investment income.

Equity Income Fund

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2010, the fund had available capital loss carryforwards totaling $696,667,000 to offset future net capital gains of $55,116,000 through September 30, 2017, and $641,551,000 through September 30, 2018. In addition, the fund realized losses of $30,227,000 during the period from November 1, 2009, through September 30, 2010, which are deferred and will be treated as realized for tax purposes in fiscal 2011. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2011; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At March 31, 2011, the cost of investment securities for tax purposes was $4,515,514,000. Net unrealized appreciation of investment securities for tax purposes was $961,673,000, consisting of unrealized gains of $1,054,102,000 on securities that had risen in value since their purchase and $92,429,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended March 31, 2011, the fund purchased $1,317,944,000 of investment securities and sold $833,790,000 of investment securities, other than temporary cash investments.

H. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	March 31, 2011		September 30, 2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	388,221	19,006	438,771	23,942
Issued in Lieu of Cash Distributions	34,922	1,671	66,879	3,637
Redeemed	(553,089)	(27,739)	(476,199)	(26,097)
Net Increase (Decrease)—Investor Shares	(129,946)	(7,062)	29,451	1,482
Admiral Shares
Issued	775,169	18,431	303,119	7,894
Issued in Lieu of Cash Distributions	28,317	646	37,356	969
Redeemed	(172,052)	(4,006)	(270,862)	(7,098)
Net Increase (Decrease)—Admiral Shares	631,434	15,071	69,613	1,765

I. In preparing the financial statements as of March 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended March 31, 2011

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Income Fund	9/30/2010	3/31/2011	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,162.01	$1.67
Admiral Shares	1,000.00	1,162.66	1.19
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.39	$1.56
Admiral Shares	1,000.00	1,023.83	1.11

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.31% for Investor Shares and 0.22% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Equity Income Fund has renewed the fund’s investment advisory arrangements with Wellington Management Company, LLP, and The Vanguard Group, Inc. (through its Quantitative Equity Group). The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Wellington Management Company, LLP. Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. W. Michael Reckmeyer, III, the portfolio manager to the fund, has over two decades of industry experience. The portfolio manager is backed by a well-tenured team of research analysts who conduct detailed fundamental analysis of their respective industries and companies. Wellington Management has provided high-quality advisory services for the fund and has demonstrated strong organizational depth and stability over both the short and long term. Wellington Management has advised the fund since 2000.

The Vanguard Group, Inc. Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the fund since 2003.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that each advisor has carried out the fund’s investment strategy in disciplined fashion, and that performance results have allowed the fund to remain competitive versus its benchmark and peer group. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expense section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule for Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets managed by Wellington Management increase. The board also concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Heidi Stam
Born 1956. Secretary Since July 2005. Principal
Alfred M. Rankin, Jr.	Occupation(s) During the Past Five Years: Managing
Born 1941. Trustee Since January 1993. Principal	Director of The Vanguard Group, Inc., since 2006;
Occupation(s) During the Past Five Years: Chairman,	General Counsel of The Vanguard Group since 2005;
President, and Chief Executive Officer of NACCO	Secretary of The Vanguard Group and of each of the
Industries, Inc. (forklift trucks/housewares/lignite);	investment companies served by The Vanguard Group
Director of Goodrich Corporation (industrial products/	since 2005; Director and Senior Vice President of
aircraft systems and services) and the National	Vanguard Marketing Corporation since 2005;
Association of Manufacturers; Chairman of the	Principal of The Vanguard Group (1997–2006).
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of
the Board of The Cleveland Museum of Art.	Vanguard Senior Management Team

Peter F. Volanakis	R. Gregory Barton	Michael S. Miller
Born 1955. Trustee Since July 2009. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: President	Kathleen C. Gubanich	Glenn W. Reed
and Chief Operating Officer (retired 2010) of Corning	Paul A. Heller	George U. Sauter
Incorporated (communications equipment); Director of
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	Chairman Emeritus and Senior Advisor
Business Administration at Dartmouth College.
John J. Brennan
Chairman, 1996–2009
Executive Officers	Chief Executive Officer and President, 1996–2008

Glenn Booraem
Born 1967. Controller Since July 2010. Principal	Founder
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of	John C. Bogle
the investment companies served by The Vanguard	Chairman and Chief Executive Officer, 1974–1996
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q652 052011

Vanguard Growth Equity Fund
Semiannual Report

March 31, 2011

> Vanguard Growth Equity Fund returned 16.98%, a strong absolute return that trailed the results for its comparative standards.

> The fund’s success in consumer discretionary stocks was limited by benchmark-lagging selections in most other sectors, especially financials and energy.

> Even as the headlines grew more unsettling, global stock markets turned in strong six-month results.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	6
Fund Profile.	10
Performance Summary.	11
Financial Statements.	12
About Your Fund’s Expenses.	21
Trustees Approve Advisory Agreements.	23
Glossary.	25

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Six Months Ended March 31, 2011

Total
Returns
Vanguard Growth Equity Fund	16.98%
Russell 1000 Growth Index	18.58
Large-Cap Growth Funds Average	17.13
Large-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
September 30, 2010 , Through March 31, 2011

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Growth Equity Fund	$9.77	$11.35	$0.075	$0.000

1

Chairman’s Letter

Dear Shareholder,

Vanguard Growth Equity Fund returned 16.98% for the six months ended March 31, a strong performance that was nevertheless a few steps short of the return produced by large- and mid-sized growth stocks, as measured by the Russell 1000 Growth Index. The fund also modestly trailed the average return for large-cap growth funds.

The fund earned strong absolute returns in most sectors. Its shortfall relative to its benchmark index was mostly a matter of missed opportunities in the high-flying energy sector and the financial sector.

Please note that, after the close of the period, Vanguard lowered the minimum investment requirement for the Investor Shares of most Vanguard funds—including the Growth Equity Fund—to $3,000. This change, effective May 11, reflects our efforts to simplify our approach to offering Investor Shares and to increase the accessibility of Vanguard funds.

Despite distressing headlines, stock markets rallied
Global stock markets produced exceptional returns for the six months ended March 31, a period punctuated by unnerving developments such as political upheaval in the Middle East and North Africa, new sovereign-debt dilemmas in Europe, and a nuclear emergency in Japan. On a more optimistic note, the U.S. economy continued to grind into gear. Job

2

growth picked up, fueling hopes that the good news might be persistent enough to bring down the high unemployment rate.

The broad U.S. stock market returned more than 18%. The stocks of smaller companies, which are keenly sensitive to the rhythms of the business cycle, did even better. Non-U.S. stock markets trailed their American counterparts, though as a group, their six-month return topped 10%. European stocks performed best.

All but the shortest-term rates moved higher, affecting bond prices
With the exception of the shortest-term securities, the rates on fixed income investments moved higher during the half-year. At the start of the period, the 10-year U.S. Treasury note yielded a meager 2.51%. By the end, the rate had climbed to 3.45% as investors demanded more compensation for the possibility that inflation will continue to accelerate from financial-crisis lows.

Rising interest rates put short-term pressure on bond prices. The broad U.S. taxable bond market produced a slightly negative return. The broad municipal bond market, which came under pressure both from rising rates and concern (exaggerated, in Vanguard’s view) about the financial strength of state and municipal borrowers, returned –3.68%.

As it has since December 2008, the Federal Reserve held its target for short-term interest rates near 0%. This stance

Market Barometer

			Total Returns
		Periods Ended March 31, 2011
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	18.13%	16.69%	2.93%
Russell 2000 Index (Small-caps)	25.48	25.79	3.35
Dow Jones U.S. Total Stock Market Index	18.51	17.50	3.27
MSCI All Country World Index ex USA (International)	10.85	13.15	3.59

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	-0.88%	5.12%	6.03%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	-3.68	1.63	4.14
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.15	2.09

CPI
Consumer Price Index	2.30%	2.68%	2.26%

3

kept the returns available from money market instruments, such as the 3-month Treasury bill, in the same neighborhood.

Consumer spending drove the fund’s half-year return
Vanguard Growth Equity Fund returned 16.98%, as large- and mid-sized growth stocks rallied during the six months ended March 31. The fund held strong performers from a number of sectors. Consumer discretionary stocks were among the standouts, benefiting from the ongoing recovery in consumer spending. Starbucks and Walt Disney did notably well.

The fund’s small materials sector also posted strong returns. The fund benefited from the gain of Monsanto, a maker of fertilizer and agricultural chemicals, as surging food prices bring more acres of farmland into production.

Although absolute returns were strong, the fund lost some ground relative to its benchmark in most sectors, especially financials and energy. Among financials, insurance companies were laggards. As instability in the Middle East drove oil prices higher, energy shares posted big gains. Good returns from Schlumberger, an energy technology and services provider, could not make up for the fund’s relatively modest exposure to integrated oil and gas giants, which limited its participation in the rally.

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
Growth Equity Fund	0.51%	1.37%

The fund expense ratio shown is from the prospectus dated January 28, 2011, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2011, the fund’s annualized expense ratio was 0.51%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: Large-Cap Growth Funds.

4

In information technology, which accounted for nearly one-third of portfolio assets, the fund’s holdings performed in line with those of the benchmark index. A modest underweighting of Cisco Systems (which was sold during the period) helped; the tech giant has failed to benefit as much as expected from the rebound in IT spending. However, storage and data-management provider NetApp, a top-ten holding, was a disappointment.

For more about your fund’s strategy and the advisors’ outlook, please see the Advisors’ Report following this letter.

Diversification makes sense in times of uncertainty
The market has posted robust returns over the last two years as economies around the world rebounded from the financial crisis. But the headline-grabbing events of the last few months are a reminder that the investing environment can change with startling speed.

That’s why Vanguard urges investors to take a disciplined, long-term approach to investing. We believe that, rather than responding to major shifts in the market, investors are better served by building a diversified portfolio that holds a mix of stock and bond funds and short-term reserves consistent with their risk tolerance and time horizon. With its talented advisors and low expenses, Vanguard Growth Equity Fund can be a key element of that well-crafted investment strategy.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 11, 2011

5

Advisors’ Report

For the fiscal half-year ended March 31, 2011, Vanguard Growth Equity Fund returned about 17%. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how portfolio positioning reflects this assessment. These comments were prepared on April 14, 2011.

Vanguard Growth Equity Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	51	360	Uses a fundamental approach to identify quality growth
			companies. The firm considers the sustainability of
			earnings growth to be a critical factor in evaluating a
			company’s prospects. The firm looks for companies
			with attractive industry backgrounds, strong
			competitive positions within those industries,
			high-quality earnings, and a favorable attitude toward
			shareholders.
Jennison Associates LLC	46	333	Uses a research-driven, fundamental investment
			approach that relies on in-depth company knowledge
			gleaned through meetings with management,
			customers, and suppliers.
Cash Investments	3	23	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor also may maintain a modest cash
			position.

6

Baillie Gifford Overseas Ltd.

Portfolio Manager:
Mick Brewis, Partner and Head of North American Investment Team

Over the last six months, broadly upbeat domestic newsflow has been set against commodity supply shocks in Australia, unrest in the Arab world, and the more recent disaster in Japan, all of which have generated mountains of newsprint. Despite this, the S&P 500 Index returned 17.31%.

Behind the headlines, we believe that the recovery is coming through as expected. The corporate sector continues to enjoy high levels of profitability and cash flow, and the upturn in capital spending levels that we noted last October has developed further momentum. Improved animal spirits may also be evident in a better employment market. More jobs are being created, unemployment is now falling, and survey evidence among smaller businesses also speaks to improved confidence. The consumer too is feeling a little better. There are risks, of course; the housing market has stayed depressed, and rising energy prices dominate the airwaves. However the Federal Reserve remains supportive and is unlikely to shift its interest rate strategy as long as inflation presents little threat.

Our stock-picking activity has been concentrated in the health care, information technology, and energy sectors. In health care, we have swapped exposure to Merck and Johnson & Johnson—large, long-established companies that face ongoing pricing pressures as governments try to contain health care costs—for exposure to companies at the leading edge of developing technologies that will play a key role in the long-term future of health care. Our purchases were Intuitive Surgical (robotic surgery) and Life Technologies (diagnostic instruments and consumables for use in life science research). Both offer exciting growth prospects as medical science develops better ways of treating patients.

Similar threads of new and old run through our recent activity in the information technology sector. The rapidly changing face of the technology world leaves question marks over incumbents such as Microsoft and Cisco, and we have concluded that these companies will struggle to compete as successfully as they have in the past.

In energy, we acquired new holdings in Exxon Mobil (to capitalize on the mix of low-cost production, disciplined capital allocation, leading technology, and strong financial characteristics), Cenovus Energy (a leading Canadian oil-sands company with proprietary technologies that make it lower-cost, less capital-intensive, and more environmentally friendly than its peers) and National Oilwell Varco (a dominant and high-quality drilling-rig supplier that will benefit from the demands of more complex oil and gas extraction).

Overall, we are optimistic. An improving domestic economy combined with a strong international backdrop is good news for equities. Viewing the economic

7

environment in a longer-term context, we believe that this particular cycle is probably still in its early stages, so should still have a good way to run.

Jennison Associates LLC

Portfolio Manager:
Kathleen A. McCarragher, Managing Director

Energy was the U.S. market’s strongest sector by a wide margin in the period, spurred first by indications of stronger global economic expansion, then by events in the Middle East and Japan. With an underweighted position, our portion of the fund was hurt in relative terms by the rapid run-up in the sector.

Stock selection, on the other hand, was broadly beneficial to the portfolio’s return. Oil-services company Schlumberger’s returns outpaced those of the energy sector as a whole thanks to an operating environment that encouraged increased investment.

In the technology sector, strong returns for Juniper Networks, which makes internet protocol routers, were driven by increased customer spending (spurred by the demands of data-rich applications), new high-speed silicon products, and a heightened emphasis on securing corporate and service-provider networks. Baidu, the number-one internet search engine in China, rose on better-than-projected revenue, earnings, and margins.

Apple’s financial results also beat consensus projections, climbing on the strength of iPad, iPhone, and Mac computer sales.

Starbucks and Disney were key contributors in the consumer discretionary sector. Starbucks benefited from strong domestic and international growth as well as from enthusiasm about its recently announced strategic relationship with Green Mountain Coffee Roasters, which furthers Starbucks’ goal of expanding its presence in the premium single-cup coffee market. Disney, the world’s largest media conglomerate, topped projections for earnings and operating income on the strength of ESPN advertising growth, improved park attendance, and better-than-anticipated broadcast and consumer products results.

In health care, Agilent Technologies, the world’s biggest maker of scientific-testing equipment, reported stronger-than-projected earnings and offered better-than-expected earnings guidance. Demand for Illumina’s next-generation sequencing system, which isolates and analyzes genetic information, continued to exceed expectations, and the market for sequencing systems is still expanding.

Stock selection was also beneficial in consumer staples, where Whole Foods Market, the world’s largest natural foods retailer, reported better-than-projected

8

earnings based on strong sales, solid operating margins, and continued capital discipline.

Underweighted positions in industrials and materials hurt our portfolio’s relative performance, as did overweightings in health care, telecommunication services, and information technology. Stock selection was detrimental in industrials and financials, where our holdings advanced but failed to keep pace with the benchmark. Notable individual detractors from return included Abbott Laboratories, which faced competitive threats to its stent, anti-cholesterol, and anti-inflammatory businesses; Anheuser-Busch InBev, which declined on concerns about volume growth in North America and Brazil, two of the company’s largest markets; and generic drug company Teva Pharmaceutical, which reported lackluster earnings and revenue and offered below-consensus earnings guidance.

9

Growth Equity Fund

Fund Profile
As of March 31, 2011

Portfolio Characteristics
		Russell	DJ
		1000	U.S. Total
		Growth	Market
	Fund	Index	Index
Number of Stocks	86	624	3,817
Median Market Cap	$37.2B	$39.6B	$31.4B
Price/Earnings Ratio	22.4x	18.2x	17.9x
Price/Book Ratio	3.9x	3.8x	2.3x
Return on Equity	21.7%	25.1%	18.9%
Earnings Growth Rate	12.5%	10.5%	5.9%
Dividend Yield	1.0%	1.4%	1.7%
Foreign Holdings	6.3%	0.0%	0.0%
Turnover Rate
(Annualized)	58%	—	—
Ticker Symbol	VGEQX	—	—
Expense Ratio[1]	0.51%	—	—
30-Day SEC Yield	0.47%	—	—
Short-Term Reserves	0.5%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		1000	U.S. Total
		Growth	Market
	Fund	Index	Index
Consumer
Discretionary	13.5%	14.3%	11.8%
Consumer Staples	9.0	9.3	9.2
Energy	13.3	11.9	11.8
Financials	7.0	4.7	16.2
Health Care	12.9	9.9	10.7
Industrials	10.8	13.6	11.6
Information
Technology	28.7	30.3	18.5
Materials	3.6	5.1	4.5
Telecommunication
Services	1.1	0.8	2.6
Utilities	0.1	0.1	3.1

Volatility Measures
		DJ
	U.S. Total
	Russell 1000	Market
	Growth Index	Index
R-Squared	0.98	0.94
Beta	1.01	0.96
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer
	Hardware	5.3%
Schlumberger Ltd.	Oil & Gas
	Equipment &
	Services	4.2
Oracle Corp.	Systems Software	4.2
NetApp Inc.	Computer Storage
	& Peripherals	2.4
Apache Corp.	Oil & Gas
	Exploration &
	Production	2.3
Progressive Corp.	Property & Casualty
	Insurance	2.3
Danaher Corp.	Industrial
	Machinery	2.2
Monsanto Co.	Fertilizers &
	Agricultural
	Chemicals	2.0
Exxon Mobil Corp.	Integrated Oil &
	Gas	2.0
Walgreen Co.	Drug Retail	1.9
Top Ten		28.8%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 28, 2011, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2011, the annualized expense ratio was 0.51%.

10

Growth Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2000, Through March 31, 2011

Note: For 2011, performance data reflect the six months ended March 31, 2011.

Average Annual Total Returns: Periods Ended March 31, 2011

	Inception	One	Five	Ten
	Date	Year	Years	Years
Growth Equity Fund	3/11/1992	17.46%	1.05%	1.79%

See Financial Highlights for dividend and capital gains information.

11

Growth Equity Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (96.4%)[1]
Consumer Discretionary (13.1%)
*	Amazon.com Inc.	68,620	12,361
	Home Depot Inc.	282,390	10,465
	Starbucks Corp.	278,194	10,279
	Walt Disney Co.	227,228	9,791
*	O’Reilly Automotive Inc.	154,310	8,867
	Bayerische Motoren
	Werke AG ADR	252,770	7,026
*	Bed Bath & Beyond Inc.	141,280	6,820
	Coach Inc.	122,160	6,357
	NIKE Inc. Class B	77,788	5,889
	Omnicom Group Inc.	118,700	5,823
	Johnson Controls Inc.	88,150	3,664
*	BorgWarner Inc.	42,365	3,376
*	CarMax Inc.	101,840	3,269
			93,987
Consumer Staples (8.6%)
	Walgreen Co.	332,990	13,366
	Whole Foods Market Inc.	129,453	8,531
	Colgate-Palmolive Co.	101,370	8,187
	Brown-Forman Corp.
	Class B	115,680	7,901
	Mead Johnson Nutrition Co.	116,337	6,740
	PepsiCo Inc.	99,540	6,411
	Estee Lauder Cos. Inc.
	Class A	60,121	5,793
	Costco Wholesale Corp.	68,575	5,028
			61,957
Energy (12.8%)
	Schlumberger Ltd.	320,834	29,921
	Apache Corp.	127,260	16,661
	Exxon Mobil Corp.	168,300	14,159
	National Oilwell Varco Inc.	101,230	8,024
	Occidental Petroleum Corp.	70,942	7,413
	Cenovus Energy Inc.	180,650	7,137
	EOG Resources Inc.	48,690	5,770
*	Concho Resources Inc.	22,856	2,452
			91,537

			Market
			Value
		Shares	($000)
Financials (6.5%)
	Progressive Corp.	772,580	16,325
*	Berkshire Hathaway Inc.
	Class B	100,176	8,378
	M&T Bank Corp.	93,730	8,292
	Goldman Sachs Group Inc.	36,255	5,745
	American Express Co.	92,873	4,198
*	Markel Corp.	8,190	3,394
			46,332
Health Care (12.5%)
	Bristol-Myers Squibb Co.	369,800	9,774
*	Agilent Technologies Inc.	200,009	8,956
*	Intuitive Surgical Inc.	23,176	7,728
*	Express Scripts Inc.	128,436	7,142
	Shire plc ADR	72,982	6,357
*	Vertex Pharmaceuticals Inc.	130,314	6,246
*	Illumina Inc.	82,220	5,761
*	Celgene Corp.	92,516	5,323
*	Life Technologies Corp.	93,520	4,902
	Pfizer Inc.	234,555	4,764
*	Edwards Lifesciences Corp.	53,760	4,677
	Teva Pharmaceutical
	Industries Ltd. ADR	92,119	4,622
*	Waters Corp.	43,750	3,802
	Novo Nordisk A/S ADR	25,402	3,181
	Techne Corp.	44,270	3,170
*	Gilead Sciences Inc.	42,561	1,806
*	Alexion Pharmaceuticals Inc.	10,354	1,022
			89,233
Industrials (10.4%)
	Danaher Corp.	307,960	15,983
	Deere & Co.	123,885	12,003
	United Parcel Service Inc.
	Class B	151,880	11,288
	Precision Castparts Corp.	49,360	7,265
	United Technologies Corp.	75,550	6,395
	Boeing Co.	85,631	6,331
*	Stericycle Inc.	61,870	5,486
	Expeditors International of
	Washington Inc.	89,015	4,463

12

Growth Equity Fund

			Market
			Value
		Shares	($000)
	Rockwell Automation Inc.	32,580	3,084
^	Ritchie Bros Auctioneers Inc.	86,710	2,441
			74,739
Information Technology (28.0%)
*	Apple Inc.	108,000	37,633
	Oracle Corp.	893,806	29,826
*	NetApp Inc.	350,248	16,875
*	Baidu Inc. ADR	84,175	11,600
	International Business
	Machines Corp.	69,249	11,292
	Linear Technology Corp.	272,020	9,148
*	F5 Networks Inc.	89,040	9,133
*	VMware Inc. Class A	110,445	9,006
*	Google Inc. Class A	14,916	8,744
*	Juniper Networks Inc.	186,707	7,857
	QUALCOMM Inc.	141,494	7,758
*	eBay Inc.	234,910	7,292
*	Salesforce.com Inc.	52,162	6,968
*	EMC Corp.	240,315	6,380
	Broadcom Corp. Class A	156,617	6,168
*	Red Hat Inc.	112,804	5,120
*	Atmel Corp.	297,676	4,057
	Avago Technologies Ltd.	97,535	3,033
*,^	Youku.com Inc. ADR	32,700	1,553
*,2	Mail.ru Group Ltd. GDR	34,446	1,032
			200,475
Materials (3.5%)
	Monsanto Co.	201,358	14,550
	EI du Pont de Nemours & Co.	120,329	6,614
	Praxair Inc.	37,230	3,783
			24,947
Telecommunication Services (1.0%)
*	American Tower Corp.
	Class A	140,706	7,291
Total Common Stocks
(Cost $557,852)			690,498
Temporary Cash Investments (4.2%)[1]
Money Market Fund (3.8%)
[3,4]	Vanguard Market
	Liquidity Fund, 0.208%	26,922,767	26,923

		Face	Market
		Amount	Value
		($000)	($000)
U.S. Government and Agency Obligations (0.4%)
[5,6]	Freddie Mac
	Discount Notes,
	0.271%, 6/7/11	2,500	2,499
5	Freddie Mac
	Discount Notes,
	0.200%, 6/13/11	500	500
			2,999
Total Temporary Cash Investments
	(Cost $29,921)		29,922
	Total Investments (100.6%)
	(Cost $587,773)		720,420
Other Assets and Liabilities (-0.6%)
	Other Assets		2,429
	Liabilities[4]		(6,846)
			(4,417)
	Net Assets (100%)
Applicable to 63,109,327 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			716,003
	Net Asset Value Per Share		$11.35

At March 31, 2011, net assets consisted of:

Amount
($000)
Paid-in Capital	893,168
Overdistributed Net Investment Income	(989)
Accumulated Net Realized Losses	(309,161)
Unrealized Appreciation (Depreciation)
Investment Securities	132,647
Futures Contracts	338
Net Assets	716,003

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $2,666,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.7% and 0.9%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2011, the value of this security represented 0.1% of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $2,842,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
6 Securities with a value of $2,499,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

13

Growth Equity Fund

Statement of Operations

Six Months Ended
March 31, 2011
($000)
Investment Income
Income
Dividends[1]	4,310
Interest[2]	35
Security Lending	16
Total Income	4,361
Expenses
Investment Advisory Fees—Note B
Basic Fee	781
Performance Adjustment	(163)
The Vanguard Group—Note C
Management and Administrative	994
Marketing and Distribution	73
Custodian Fees	18
Shareholders’ Reports	7
Trustees’ Fees and Expenses	1
Total Expenses	1,711
Expenses Paid Indirectly	(35)
Net Expenses	1,676
Net Investment Income	2,685
Realized Net Gain (Loss)
Investment Securities Sold	25,969
Futures Contracts	3,525
Foreign Currencies	4
Realized Net Gain (Loss)	29,498
Change in Unrealized Appreciation (Depreciation)
Investment Securities	68,799
Futures Contracts	196
Change in Unrealized Appreciation (Depreciation)	68,995
Net Increase (Decrease) in Net Assets Resulting from Operations	101,178
1 Dividends are net of foreign withholding taxes of $17,000.
2 Interest income from an affiliated company of the fund was $31,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Growth Equity Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,685	4,060
Realized Net Gain (Loss)	29,498	29,178
Change in Unrealized Appreciation (Depreciation)	68,995	49,435
Net Increase (Decrease) in Net Assets Resulting from Operations	101,178	82,673
Distributions
Net Investment Income	(4,557)	(5,088)
Realized Capital Gain	—	—
Total Distributions	(4,557)	(5,088)
Capital Share Transactions
Issued	87,070	82,529
Issued in Lieu of Cash Distributions	4,444	4,881
Redeemed	(69,614)	(161,263)
Net Increase (Decrease) from Capital Share Transactions	21,900	(73,853)
Total Increase (Decrease)	118,521	3,732
Net Assets
Beginning of Period	597,482	593,750
End of Period[1]	716,003	597,482
1 Net Assets—End of Period includes underdistributed (overdistributed) net investment income of ($989,000) and $879,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Growth Equity Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.77	$8.60	$9.46	$13.18	$10.52	$10.05
Investment Operations
Net Investment Income (Loss)	.045	.062	.085	.015	.020	(.009)
Net Realized and Unrealized Gain (Loss)
on Investments	1.610	1.183	(.883)	(3.720)	2.640	.480
Total from Investment Operations	1.655	1.245	(.798)	(3.705)	2.660	.471
Distributions
Dividends from Net Investment Income	(.075)	(.075)	(.062)	(.015)	—	(.001)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.075)	(.075)	(.062)	(.015)	—	(.001)
Net Asset Value, End of Period	$11.35	$9.77	$8.60	$9.46	$13.18	$10.52

Total Return[1]	16.98%	14.54%	-8.25%	-28.15%	25.29%	4.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$716	$597	$594	$731	$975	$759
Ratio of Total Expenses to
Average Net Assets[2]	0.51%	0.51%	0.51%	0.72%	0.68%	0.91%
Ratio of Net Investment Income (Loss) to
Average Net Assets	0.81%	0.66%	1.10%	0.18%	0.14%	(0.04%)
Portfolio Turnover Rate	58%	48%	98%	222%	131%	147%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.05%), (0.06%), (0.09%), 0.08%, 0.04%, and 0.19%.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Growth Equity Fund

Notes to Financial Statements

Vanguard Growth Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

17

Growth Equity Fund

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2007–2010), and for the period ended March 31, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Baillie Gifford Overseas Ltd. and Jennison Associates LLC each provide investment advisory services to a portion of the fund for fees calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Baillie Gifford Overseas Ltd. is subject to quarterly adjustments based on performance since June 30, 2008, relative to the S&P 500 Index. The basic fee of Jennison Associates LLC is subject to quarterly adjustments based on performance since March 31, 2009, relative to the Russell 1000 Growth Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended March 31, 2011, the aggregate investment advisory fee represented an effective annual basic rate of 0.23% of the fund’s average net assets, before a decrease of $163,000 (0.05%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2011, the fund had contributed capital of $117,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended March 31, 2011, these arrangements reduced the fund’s expenses by $35,000 (an annual rate of 0.01% of average net assets).

18

Growth Equity Fund

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of March 31, 2011, based on the input used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	689,466	1,032	—
Temporary Cash Investments	26,923	2,999	—
Futures Contracts—Liabilities[1]	(52)	—	—
Total	716,337	4,031	—
1 Represents variation margin on the last day of the reporting period.

F. At March 31, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	June 2011	72	23,778	338

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended March 31, 2011, the fund realized net foreign currency gains of $4,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to overdistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2010, the fund had available capital loss carryforwards totaling $338,361,000 to offset future net capital gains of $136,482,000 through September 30, 2011, $73,821,000 through September 30, 2017, and $128,058,000 through September 30, 2018. The

19

Growth Equity Fund

fund will use these capital losses to offset net taxable gains, if any, realized during the year ended September 30, 2011; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At March 31, 2011, the cost of investment securities for tax purposes was $587,773,000. Net unrealized appreciation of investment securities for tax purposes was $132,647,000, consisting of unrealized gains of $137,712,000 on securities that had risen in value since their purchase and $5,065,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended March 31, 2011, the fund purchased $206,680,000 of investment securities and sold $183,394,000 of investment securities, other than temporary cash investments.

I. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2011	September 30, 2010
	Shares	Shares
	(000)	(000)
Issued	8,017	8,902
Issued in Lieu of Cash Distributions	414	535
Redeemed	(6,455)	(17,309)
Net Increase (Decrease) in Shares Outstanding	1,976	(7,872)

J. In preparing the financial statements as of March 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

20

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

21

Six Months Ended March 31, 2011

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Growth Equity Fund	9/30/2010	3/31/2011	Period
Based on Actual Fund Return	$1,000.00	$1,169.83	$2.76
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.39	2.57

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.51%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

22

Trustees Approve Advisory Agreements

The board of trustees of Vanguard Growth Equity Fund has renewed the fund’s investment advisory agreements with Baillie Gifford Overseas Ltd. and Jennison Associates LLC. The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decisions.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term and took into account the organizational depth and stability of each advisor. The board noted the following:

Baillie Gifford Overseas Ltd. Baillie Gifford is a unit of Baillie Gifford & Co., which was founded in 1908 and is among the largest independently owned investment management firms in the United Kingdom. The firm’s investment approach is based on long-term investments in well-researched and well-managed businesses that enjoy sustainable competitive advantages in their marketplaces. The firm employs a fundamental, bottom-up approach to identify growth companies, screening them for quality, then value. The main factors considered are sustainable earnings growth, cash-flow generation, profitability, interest coverage, and valuation. Baillie Gifford has managed a portion of the fund since 2008.

Jennison Associates LLC. Jennison, founded in 1969, is an indirect, wholly-owned subsidiary of Prudential Financial Inc. The investment team at Jennison uses internal fundamental research, bottom-up stock selection, and a highly interactive stock-selection process to identify companies that exhibit above-average growth in units, revenues, earnings, and cash flows. When the team evaluates a company for purchase or sale, the analysis focuses on the duration of the growth opportunity and seeks to capture inflection points in the company’s growth. Jennison has advised a portion of the fund since 2009.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance
The board considered the performance of the fund, including any periods of outperformance or underperformance of relevant benchmarks and the fund’s peer group. The board concluded that each advisor has carried out the fund’s investment strategy in disciplined fashion, and that performance results have allowed the fund to remain competitive versus its benchmark and peer group. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the fund’s peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

23

The board did not consider profitability of Baillie Gifford and Jennison in determining whether to approve the advisory fees, because the firms are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Baillie Gifford and Jennison. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory agreements again after a one-year period.

24

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

25

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

26

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Heidi Stam
Born 1956. Secretary Since July 2005. Principal
Alfred M. Rankin, Jr.	Occupation(s) During the Past Five Years: Managing
Born 1941. Trustee Since January 1993. Principal	Director of The Vanguard Group, Inc., since 2006;
Occupation(s) During the Past Five Years: Chairman,	General Counsel of The Vanguard Group since 2005;
President, and Chief Executive Officer of NACCO	Secretary of The Vanguard Group and of each of the
Industries, Inc. (forklift trucks/housewares/lignite);	investment companies served by The Vanguard Group
Director of Goodrich Corporation (industrial products/	since 2005; Director and Senior Vice President of
aircraft systems and services) and the National	Vanguard Marketing Corporation since 2005;
Association of Manufacturers; Chairman of the	Principal of The Vanguard Group (1997–2006).
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of
the Board of The Cleveland Museum of Art.	Vanguard Senior Management Team

Peter F. Volanakis	R. Gregory Barton	Michael S. Miller
Born 1955. Trustee Since July 2009. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: President	Kathleen C. Gubanich	Glenn W. Reed
and Chief Operating Officer (retired 2010) of Corning	Paul A. Heller	George U. Sauter
Incorporated (communications equipment); Director of
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	Chairman Emeritus and Senior Advisor
Business Administration at Dartmouth College.
John J. Brennan
Chairman, 1996–2009
Executive Officers	Chief Executive Officer and President, 1996–2008

Glenn Booraem
Born 1967. Controller Since July 2010. Principal	Founder
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of	John C. Bogle
the investment companies served by The Vanguard	Chairman and Chief Executive Officer, 1974–1996
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q5442 052011

Vanguard PRIMECAP Core Fund
Semiannual Report

March 31, 2011

> Vanguard PRIMECAP Core Fund returned almost 17% for the six months ended March 31, 2011, a bit behind the gain of its benchmark index and the average return of peer funds.

> More than two-thirds of the fund’s return came from its information technology, energy, and industrial holdings.

> Health care, the fund’s second-largest sector, was sluggish and weighed on its performance.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	6
Fund Profile.	10
Performance Summary.	11
Financial Statements.	12
About Your Fund’s Expenses.	21
Trustees Approve Advisory Agreement.	23
Glossary.	24

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Six Months Ended March 31, 2011

Total
Returns
Vanguard PRIMECAP Core Fund	16.94%
MSCI US Prime Market 750 Index	17.87
Multi-Cap Core Funds Average	17.68
Multi-Cap Core Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
September 30, 2010 , Through March 31, 2011

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard PRIMECAP Core Fund	$12.51	$14.48	$0.142	$0.000

1

Chairman’s Letter

Dear Shareholder,

Equity markets proved resilient in the face of multiple uncertainties, including the geopolitical upheaval in the Middle East and North Africa, Japan’s devastating earthquake and tsunami, and the budget gridlock in Washington. For the six months ended March 31, Vanguard PRIMECAP Core Fund returned almost 17%—a strong gain that nevertheless modestly trailed the results of its comparative standards.

Since PRIMECAP Core Fund’s inception in late 2004, information technology and health care stocks have frequently been major drivers of its performance. The advisor’s outsized stakes in these two sectors reflect a deep-rooted belief in exceptional long-term growth in demand for information technology and health care. During the first half of the fund’s 2011 fiscal year, its two largest sectors pulled in opposite directions: Some health care holdings were anemic, but tech stocks added almost 6 percentage points to the fund’s total return. Together, the energy and industrial sectors matched that contribution.

Despite distressing headlines, stock markets rallied
Most global stock markets produced exceptional returns for the six months ended March 31, a period punctuated by some unnerving developments around the world. In the United States, the economy continued its extended recovery. Job

2

growth picked up, fueling hopes that the good news might be persistent enough to bring down the high unemployment rate.

The broad U.S. stock market returned more than 18%. The stocks of smaller companies, which are keenly sensitive to the rhythms of the business cycle, did even better. Non-U.S. stock markets trailed their American counterparts, though as a group, their six-month return topped 10%. European stocks performed best.

All but the shortest-term rates moved higher, affecting bond prices
With the exception of the shortest-term securities, the rates on fixed income investments moved higher during the half-year. At the start of the period, the 10-year U.S. Treasury note yielded a meager 2.51%. By the end, the rate had climbed to 3.45% as investors demanded more compensation for the possibility that inflation will continue to accelerate from financial-crisis lows.

Rising rates put short-term pressure on bond prices. The broad U.S. taxable bond market produced a slightly negative return. The broad municipal bond market, which came under pressure both from rising rates and concern (exaggerated, in Vanguard’s view) about the financial strength of state and municipal borrowers, returned –3.68%.

As it has since December 2008, the Federal Reserve held its target for short-term interest rates near 0%. This stance

Market Barometer

			Total Returns
		Periods Ended March 31, 2011
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	18.13%	16.69%	2.93%
Russell 2000 Index (Small-caps)	25.48	25.79	3.35
Dow Jones U.S. Total Stock Market Index	18.51	17.50	3.27
MSCI All Country World Index ex USA (International)	10.85	13.15	3.59

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	-0.88%	5.12%	6.03%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	-3.68	1.63	4.14
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.15	2.09

CPI
Consumer Price Index	2.30%	2.68%	2.26%

3

kept the returns available from money market instruments, such as the 3-month Treasury bill, in the same neighborhood.

The fund’s long-term investments posted mixed short-term results
PRIMECAP Core Fund’s information technology holdings continued to represent about one-quarter of the fund’s assets. Strength was both deep and broad across the sector, thanks in part to signs that business investment is picking up; consumers’ enthusiasm for tablet computers and smartphones also helped. Three semiconductor firms— ASML Holding, Texas Instruments, and Altera—were among the stocks that added the most to the fund’s total return for the six months.

In contrast, health care was one of the weaker sectors in both the fund and its benchmark, the MSCI US Prime Market 750 Index. Giant pharmaceutical companies represented about half of the fund’s health care position. Many, including top-ten holding Eli Lilly, face issues that include concerns about expiring patents and regulatory review of new treatments—as does biotechnology leader Amgen, the fund’s largest holding. Still, there were several pluses, including Biogen Idec (up more than 30% during the period) and medical device makers Boston Scientific and Medtronic, both of which posted double-digit gains after losing ground last year.

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
PRIMECAP Core Fund	0.51%	1.18%

The fund expense ratio shown is from the prospectus dated January 28, 2011, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2011, the fund’s annualized expense ratio was 0.51%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: Multi-Cap Growth Funds.

4

Energy stocks delivered exceptional returns, partly based on rising oil prices and more broadly reflecting a gradual clearing of the clouds that have hung over energy stocks since the Gulf of Mexico oil spill. And as the economy continued to grind into gear, industrials such as Honeywell International benefited.

For the period, the fund’s total return was almost one percentage point behind that of its benchmark index. Keep in mind, however, that the index includes more than five times as many stocks as the fund does. Further, by design, the fund’s sector positioning can diverge notably from that of the index, reflecting the advisor’s areas of highest conviction. The advisor also selects some stocks not included in the index. Although some of these holdings, such as foreign-based pharmaceuticals, subtracted from the fund’s six-month results, other choices, such as ASML and fertilizer maker Potash Corp. of Saskatchewan, a highly successful long-term holding, boosted returns.

Spread your nest egg across multiple baskets
By almost any measure, equity returns in the last six months were exceptional. Of course, market currents can change swiftly, and periods of strength are often followed by stretches of weakness.

As I write this letter, many investors are concerned about higher oil prices—could they derail the U.S. economic recovery, and what do they mean for inflation and short-term interest rates? After evaluating several scenarios, Vanguard’s economists concluded that if benchmark U.S. crude oil prices were to rise to $120 a barrel in the coming months, the U.S. economic recovery would probably be weaker than expected. Oil prices would likely need to persist at $150 per barrel to generate another U.S. recession.

One of the ways you can try to buffer your nest egg from such shocks is to develop allocations to stock, bond, and money market funds in proportions consistent with your goals and ability to withstand the stock market’s unpredictable swings. With its value-conscious advisor’s long-term investing horizon, Vanguard PRIMECAP Core Fund can play a useful role in a diversified portfolio by providing low-cost exposure to large- and mid-sized companies that are attractively valued and have promising growth potential.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 13, 2011

5

Advisor’s Report

For the six months ended March 31, 2011, Vanguard PRIMECAP Core Fund returned 16.94%, trailing both the 17.87% return of its benchmark—the MSCI US Prime Market 750 Index—and the 17.68% average return of multi-cap core fund competitors. Although the fund’s results were good, we are disappointed with its relative return. Stock selection in the health care and consumer discretionary sectors and an underweighted position in energy hurt the fund’s results relative to the index. This was partially offset by the fund’s holdings in information technology and its underweighted position in consumer staples.

The investment environment
The U.S. stock market provided strong returns during the past six months, extending the rally that began last summer. For example, the S&P 500 Index rose almost 30% from June 2010 through March 2011 and has nearly doubled from the lows reached in March 2009.

The U.S. economy continued its recovery from the recession; gross domestic product grew just over 3% in the fourth quarter of 2010. Consumer spending continued to rebound, rising about 4% in the same period, the highest rate of growth since the fourth quarter of 2006. Industrial production increased as companies rebuilt inventories and returned to growth mode. Capacity utilization also began to tighten.

However, there are reasons for caution regarding the sustainability of this recovery. Unemployment is persistently high at almost 9%, housing markets remain weak, and governments at the federal, state, and local levels face significant fiscal challenges. Meanwhile, the unrest in the Middle East and the tragic events in Japan have added uncertainty to the global economic outlook.

Management of the fund
Our investment approach remains consistent. We rely on fundamental research to find companies whose revenues and earnings will, in our opinion, grow more rapidly over a three- to five-year time frame than current valuations might suggest. Our focus is on assessing the fundamental value of a company relative to its current market value.

This investment strategy has led us to build and maintain significant investments in health care and information technology companies that we believe offer the potential for higher returns than the overall market’s. These two sectors represented more than 45% of the fund’s holdings (versus about 30% of the MSCI US Prime Market 750 Index). Six-month returns for both sectors in the index trailed the benchmark’s overall return. In the fund, poor stock selection in the health care sector further hurt returns. However, positive selection in information technology helped.

6

Health care
In the MSCI US Prime Market 750 Index, the health care sector returned 10.9%, the third-lowest result among the ten sectors. The fund’s holdings in health care fared even worse, returning 6.4%. This relative underperformance was mainly because of our significant commitment to large pharmaceutical companies. Among the largest detractors from the fund’s returns in the sector and overall were Amgen (–3%), Novartis (–2%), and Eli Lilly (–1%). The fund’s stake in Biogen Idec (+31%) was one of the few bright spots in the sector during this period.

Health care holdings have hurt the fund’s performance relative to the index for the last two years. We built considerable positions in large pharmaceutical, biotechnology, and medical device companies based on the view that new product introductions combined with growing demand from an aging global population would lead to growth in revenues and earnings that would more than offset patent expirations. Our thesis has been challenged by several factors. Large, sophisticated buyers such as governments and managed health plans have increased pricing pressure and limited unit growth relative to our expectations. At the same time, innovation in the industry has been disappointing. The industry has also faced additional regulatory challenges as the U.S. Food and Drug Administration has adopted a more risk-averse and conservative approach to reviewing new products and monitoring existing ones.

We believe there are several reasons to remain optimistic about the prospects for large pharmaceutical, biotechnology, and medical device companies. First, market expectations are low as implied by current valuation multiples, which are well below those of the overall market. Second, these companies generate significant positive cash flows from their existing products and have strong balance sheets. Third, the aging global population and rising living standards in emerging markets should lead to increased demand for health care products. Fourth, we believe that a more fundamental understanding of diseases and their causes will lead to improved treatments, resulting in future growth for these companies.

The pace of scientific development is difficult to predict, but the potential for better treatments for diseases such as cancer, diabetes, and Alzheimer’s is enormous, as are the possibilities for personalized medicines based on an improving understanding of the human genome.

Technology
The information technology sector returned 14.3% in the MSCI US Prime Market 750 Index, trailing the index’s total return. However, thanks to positive stock selection, the fund’s information technology holdings returned 22.9%. Four of the largest contributors to the fund’s returns in the sector and overall were ASML Holding N.V. (+50%), Altera (+46%), Texas Instruments (+28%), and EMC (+31%).

7

Innovation continues unabated in technology, leading, in our judgment, to many attractive investment opportunities. One of the most significant developments in recent years has been the emergence of cloud computing, which, broadly speaking, refers to the availability of processing power and computer storage as a utility that can be accessed anywhere, anytime, and on any device. The migration to the cloud has been led by consumers eager to access the benefits of new devices and services such as smartphones, tablets, and social networking as well as existing services such as internet search, e-mail, and online storage of photos and videos. In contrast, businesses have been more cautious, but they could eventually represent an even larger opportunity.

Surprisingly, when investors think about the cloud, they seem to think primarily of relatively new (and privately owned) companies such as Facebook, Twitter, and Groupon. These are indeed exciting new enterprises. However, we believe that many of the companies in our portfolio that provide core services and enabling infrastructure, such as Oracle, Google, EMC, and Microsoft, will benefit significantly as consumers and businesses embrace cloud computing over the next few years. Furthermore, these companies trade at very low valuation multiples and enjoy exceptionally strong balance sheets.

Other sector highlights
The fund’s underweighted position in the energy sector hurt relative returns, as the energy stocks in the MSCI US Prime Market 750 returned 41.7% for the period.

This was partially offset by favorable stock selection, including National Oilwell Varco (+79%), McDermott International (+72%), and Cabot Oil & Gas (+76%). The energy sector led all others as the price for oil rose rapidly from around $80 per barrel to more than $110 in tandem with the unrest in Egypt, Libya, and elsewhere in the Middle East.

Poor stock selection in the consumer discretionary and industrial sectors also hurt the fund’s results. Whirlpool (+7%), Kohl’s (+1%), and Best Buy (–29%) were some of the biggest detractors among consumer discretionary holdings. Several industrial stocks that are highly sensitive to oil prices, such as Southwest Airlines (–3%), Boeing (+12%), and FedEx (+10%), were notable detractors.

On a positive note, the fund benefited from its underweighting of consumer staples. In the benchmark index, these stocks gained just 9.3%, the second-lowest sector return (utilities were in last place). Favorable stock selection and an overweighted position in materials also lifted the fund’s results: Here, Monsanto (+52%) and Potash Corp. (+23%) were the largest contributors. In relative terms, the fund further benefited from its small commitment to the financial sector and from favorable stock selection within it: Discover Financial Services (+45%) and Marsh & McLennan (+26%) were the two greatest contributors.

Outlook
Looking to the rest of fiscal year 2011 and beyond, we continue to view U.S. equities as an attractive investment opportunity,

8

especially relative to most other asset classes. Valuation multiples remain below historical averages despite a low-interest-rate environment. Many companies, having recovered from the recession with more efficient operations and improved balance sheets, are generating accelerating growth in revenues and earnings. Despite the rise in energy and commodity prices, inflation seems manageable, at least in the near term, for consumers and businesses.

Some macro-level concerns continue to temper our generally positive assessment. Fiscal and monetary policy, increased regulatory burdens, and political unrest in the Middle East inject an element of risk. Domestically, fiscal challenges faced by the federal, state, and local governments raise great uncertainty about future budgets and tax policies. Overseas, many developed countries such as Greece, Portugal, Ireland, and Spain continue to face massive fiscal problems. In addition, it is unclear how and when the political and social turmoil in the Middle East will be resolved, and what the outcome may mean for oil prices.

On balance, we are positive in our outlook for U.S. equities, and we remain committed to the fund’s substantial positions in technology and health care companies—areas in which we expect innovation to continue to accelerate, leading to greater growth opportunities than the market currently expects.

PRIMECAP Management Company
April 14, 2011

9

PRIMECAP Core Fund

Fund Profile
As of March 31, 2011

Portfolio Characteristics
		MSCI US	DJ
		Prime	U.S. Total
		Market	Market
	Fund	750 Index	Index
Number of Stocks	137	758	3,817
Median Market Cap	$33.2B	$41.2B	$31.4B
Price/Earnings Ratio	17.7x	17.0x	17.9x
Price/Book Ratio	2.9x	2.3x	2.3x
Return on Equity	20.1%	19.8%	18.9%
Earnings Growth Rate	9.4%	5.9%	5.9%
Dividend Yield	1.4%	1.8%	1.7%
Foreign Holdings	15.1%	0.0%	0.0%
Turnover Rate
(Annualized)	7%	—	—
Ticker Symbol	VPCCX	—	—
Expense Ratio[1]	0.51%	—	—
30-Day SEC Yield	0.88%	—	—
Short-Term Reserves	2.6%	—	—

Sector Diversification (% of equity exposure)
		MSCI US	DJ
		Prime	U.S. Total
		Market	Market
	Fund	750 Index	Index
Consumer
Discretionary	12.7%	11.0%	11.8%
Consumer Staples	1.8	9.6	9.2
Energy	8.6	13.2	11.8
Financials	5.6	15.5	16.2
Health Care	19.8	11.1	10.7
Industrials	16.7	11.1	11.6
Information
Technology	26.1	18.2	18.5
Materials	7.5	4.0	4.5
Telecommunication
Services	0.3	3.0	2.6
Utilities	0.9	3.3	3.1

Volatility Measures
		DJ
	MSCI US	U.S. Total
	Prime Market	Market
	750 Index	Index
R-Squared	0.96	0.96
Beta	0.97	0.95
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Amgen Inc.	Biotechnology	3.6%
Marsh & McLennan Cos.
Inc.	Insurance Brokers	2.6
Intuit Inc.	Application
	Software	2.6
Roche Holding AG	Pharmaceuticals	2.5
Novartis AG ADR	Pharmaceuticals	2.4
Potash Corp. of	Fertilizers &
Saskatchewan Inc.	Agricultural
	Chemicals	2.4
Oracle Corp.	Systems Software	2.3
Eli Lilly & Co.	Pharmaceuticals	2.3
Boeing Co.	Aerospace &
	Defense	2.1
Medtronic Inc.	Health Care
	Equipment	2.1
Top Ten		24.9%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 28, 2011, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2011, the annualized expense ratio was 0.51%.

10

PRIMECAP Core Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 9, 2004, Through March 31, 2011

Note: For 2011, performance data reflect the six months ended March 31, 2011.

Average Annual Total Returns: Periods Ended March 31, 2011

	Inception	One	Five	Since
	Date	Year	Years	Inception
PRIMECAP Core Fund	12/9/2004	15.28%	5.28%	7.41%

Vanguard fund returns do not reflect the 1% fee on redemptions of shares held for less than one year.

See Financial Highlights for dividend and capital gains information.

11

PRIMECAP Core Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (97.5%)
Consumer Discretionary (12.4%)
*	Bed Bath & Beyond Inc.	2,051,991	99,050
*	Amazon.com Inc.	502,800	90,569
	Whirlpool Corp.	919,300	78,471
*	CarMax Inc.	1,917,600	61,555
*	DIRECTV Class A	1,184,225	55,422
	Walt Disney Co.	1,281,100	55,203
	Kohl’s Corp.	856,900	45,450
	Sony Corp. ADR	1,228,200	39,094
	TJX Cos. Inc.	766,100	38,098
	Mattel Inc.	1,000,000	24,930
	Lowe’s Cos. Inc.	725,900	19,185
	Carnival Corp.	401,000	15,382
	Target Corp.	283,800	14,193
	Best Buy Co. Inc.	442,600	12,711
	Nordstrom Inc.	60,000	2,693
	Expedia Inc.	108,250	2,453
	Chico’s FAS Inc.	40,000	596
			655,055
Consumer Staples (1.8%)
	Kellogg Co.	818,000	44,155
	Procter & Gamble Co.	300,000	18,480
	PepsiCo Inc.	234,400	15,098
	CVS Caremark Corp.	218,000	7,482
	Costco Wholesale Corp.	100,000	7,332
			92,547
Energy (8.3%)
	Schlumberger Ltd.	947,500	88,364
	National Oilwell Varco Inc.	883,000	69,995
	EOG Resources Inc.	502,000	59,492
*	McDermott
	International Inc.	1,578,900	40,088
	Cabot Oil & Gas Corp.	623,200	33,011
	Petroleo Brasileiro SA
	ADR Type A	845,600	30,053
^	Cameco Corp.	780,000	23,431
	Cenovus Energy Inc.	570,000	22,447
	Noble Energy Inc.	200,000	19,330
	Hess Corp.	160,000	13,634

			Market
			Value
		Shares	($000)
	Encana Corp.	290,000	10,014
*	Exterran Holdings Inc.	250,000	5,932
*	Pride International Inc.	130,000	5,583
*	Transocean Ltd.	67,000	5,223
	Peabody Energy Corp.	70,000	5,037
	Murphy Oil Corp.	47,000	3,451
*	Southwestern Energy Co.	50,000	2,149
	Petroleo Brasileiro SA ADR	39,600	1,601
*	Cameron International Corp.	23,500	1,342
	Noble Corp.	20,000	912
			441,089
Financials (5.4%)
	Marsh & McLennan
	Cos. Inc.	4,638,000	138,259
*	Berkshire Hathaway Inc.
	Class B	570,000	47,669
	Chubb Corp.	600,000	36,786
	Discover
	Financial Services	1,295,400	31,245
	Wells Fargo & Co.	450,000	14,265
	Progressive Corp.	600,000	12,678
	Weyerhaeuser Co.	296,000	7,282
			288,184
Health Care (19.3%)
*	Amgen Inc.	3,600,000	192,420
	Roche Holding AG	932,100	133,072
	Novartis AG ADR	2,356,000	128,049
	Eli Lilly & Co.	3,453,900	121,474
	Medtronic Inc.	2,828,400	111,297
*	Waters Corp.	950,294	82,580
*	Biogen Idec Inc.	1,062,500	77,977
	Johnson & Johnson	850,000	50,362
	GlaxoSmithKline plc ADR	1,231,700	47,310
*	Boston Scientific Corp.	4,849,400	34,867
	Sanofi-Aventis SA ADR	608,200	21,421
*	Illumina Inc.	163,900	11,484
*	Dendreon Corp.	112,000	4,192
*	Cerner Corp.	36,000	4,003
*	Agilent Technologies Inc.	70,000	3,135
			1,023,643

12

PRIMECAP Core Fund

			Market
			Value
		Shares	($000)
Industrials (16.3%)
	Boeing Co.	1,506,600	111,383
	Southwest Airlines Co.	8,734,125	110,312
	Honeywell
	International Inc.	1,530,000	91,356
	United Parcel Service
	Inc. Class B	1,189,950	88,437
	FedEx Corp.	709,200	66,346
	Expeditors International
	of Washington Inc.	1,049,200	52,607
	Rockwell Automation Inc.	454,000	42,971
*	Babcock & Wilcox Co.	1,270,000	42,393
	Union Pacific Corp.	326,150	32,070
^	Ritchie Bros
	Auctioneers Inc.	1,035,000	29,135
	Norfolk Southern Corp.	419,600	29,066
	Caterpillar Inc.	251,050	27,955
	CH Robinson
	Worldwide Inc.	310,000	22,980
	SPX Corp.	270,000	21,435
*	AMR Corp.	3,237,740	20,916
	Canadian Pacific
	Railway Ltd.	304,430	19,587
*	Aecom Technology Corp.	495,000	13,726
	Cummins Inc.	105,700	11,587
	Deere & Co.	99,000	9,592
	Goodrich Corp.	90,100	7,706
	Republic Services Inc.
	Class A	226,435	6,802
*	Jacobs Engineering
	Group Inc.	40,000	2,057
	Chicago Bridge &
	Iron Co. NV	45,000	1,830
*	European Aeronautic
	Defence and Space
	Co. NV	35,050	1,021
			863,270
Information Technology (25.5%)
*	Intuit Inc.	2,560,000	135,936
	Oracle Corp.	3,655,800	121,994
	Texas Instruments Inc.	3,083,800	106,576
*	Google Inc. Class A	173,350	101,619
*	EMC Corp.	3,221,000	85,518
	Telefonaktiebolaget LM
	Ericsson ADR	5,701,200	73,317
	Altera Corp.	1,604,100	70,612
*	Electronic Arts Inc.	3,495,800	68,273
*	SanDisk Corp.	1,395,066	64,299
*	Flextronics
	International Ltd.	7,925,000	59,200
	ASML Holding NV ADR	1,211,900	53,930
	QUALCOMM Inc.	951,600	52,176
	Microsoft Corp.	1,999,200	50,700
*	Symantec Corp.	2,263,500	41,965
*	Research In Motion Ltd.	686,300	38,824
	Corning Inc.	1,756,300	36,232

			Market
			Value
		Shares	($000)
	Applied Materials Inc.	2,258,000	35,270
	Intel Corp.	1,285,600	25,931
	KLA-Tencor Corp.	445,100	21,084
	Accenture plc Class A	309,200	16,997
*	Adobe Systems Inc.	460,000	15,254
	Hewlett-Packard Co.	277,000	11,349
*	Motorola Solutions Inc.	252,000	11,262
*	NVIDIA Corp.	550,000	10,153
*	eBay Inc.	304,600	9,455
	Cisco Systems Inc.	487,800	8,366
*	Apple Inc.	17,000	5,924
	Activision Blizzard Inc.	500,000	5,485
*	Motorola Mobility
	Holdings Inc.	220,500	5,380
*	Yahoo! Inc.	150,000	2,497
	Xilinx Inc.	37,300	1,223
	Visa Inc. Class A	16,000	1,178
	Mastercard Inc. Class A	2,750	692
			1,348,671
Materials (7.3%)
	Potash Corp. of
	Saskatchewan Inc.	2,130,300	125,539
	Monsanto Co.	1,401,950	101,305
	Vulcan Materials Co.	1,573,700	71,761
	Praxair Inc.	219,700	22,321
	Freeport-McMoRan
	Copper & Gold Inc.	391,400	21,742
	Newmont Mining Corp.	329,400	17,979
	Domtar Corp.	147,400	13,528
	FMC Corp.	71,254	6,052
	International Paper Co.	100,000	3,018
*	Crown Holdings Inc.	75,000	2,893
			386,138
Telecommunication Services (0.3%)
*	Sprint Nextel Corp.	3,363,650	15,607

Utilities (0.9%)
	Public Service Enterprise
	Group Inc.	613,400	19,328
	Edison International	263,800	9,653
*	AES Corp.	726,800	9,449
	Exelon Corp.	99,500	4,103
	NextEra Energy Inc.	56,700	3,125
			45,658
Total Common Stocks
(Cost $3,898,312)			5,159,862
Temporary Cash Investment (3.3%)
Money Market Fund (3.3%)
[1,2]	Vanguard Market Liquidity
	Fund, 0.208%
	(Cost $174,755)	174,755,062	174,755
Total Investments (100.8%)
(Cost $4,073,067)			5,334,617

13

PRIMECAP Core Fund

Market
Value
($000)
Other Assets and Liabilities (-0.8%)
Other Assets	13,265
Liabilities[2]	(54,865)
(41,600)
Net Assets (100%)
Applicable to 365,620,929 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	5,293,017
Net Asset Value Per Share	$14.48

At March 31, 2011, net assets consisted of:

Amount
($000)
Paid-in Capital	4,130,506
Undistributed Net Investment Income	11,643
Accumulated Net Realized Losses	(110,855)
Unrealized Appreciation (Depreciation)
Investment Securities	1,261,550
Foreign Currencies	173
Net Assets	5,293,017

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $36,594,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $37,738,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

14

PRIMECAP Core Fund

Statement of Operations

Six Months Ended
March 31, 2011
($000)
Investment Income
Income
Dividends[1]	39,884
Interest[2]	136
Security Lending	228
Total Income	40,248
Expenses
Investment Advisory Fees—Note B	7,777
The Vanguard Group—Note C
Management and Administrative	4,311
Marketing and Distribution	589
Custodian Fees	39
Shareholders’ Reports	28
Trustees’ Fees and Expenses	4
Total Expenses	12,748
Net Investment Income	27,500
Realized Net Gain (Loss)
Investment Securities Sold	41,536
Foreign Currencies	13
Realized Net Gain (Loss)	41,549
Change in Unrealized Appreciation (Depreciation)
Investment Securities	700,672
Foreign Currencies	88
Change in Unrealized Appreciation (Depreciation)	700,760
Net Increase (Decrease) in Net Assets Resulting from Operations	769,809
1 Dividends are net of foreign withholding taxes of $2,024,000.
2 Interest income from an affiliated company of the fund was $136,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

PRIMECAP Core Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	27,500	49,576
Realized Net Gain (Loss)	41,549	(57,091)
Change in Unrealized Appreciation (Depreciation)	700,760	441,284
Net Increase (Decrease) in Net Assets Resulting from Operations	769,809	433,769
Distributions
Net Investment Income	(51,418)	(35,722)
Realized Capital Gain	—	—
Total Distributions	(51,418)	(35,722)
Capital Share Transactions
Issued	229,199	534,174
Issued in Lieu of Cash Distributions	46,358	32,212
Redeemed[1]	(270,115)	(640,251)
Net Increase (Decrease) from Capital Share Transactions	5,442	(73,865)
Total Increase (Decrease)	723,833	324,182
Net Assets
Beginning of Period	4,569,184	4,245,002
End of Period[2]	5,293,017	4,569,184

1 Net of redemption fees for fiscal 2011 and 2010 of $71,000 and $819,000, respectively.
2 Net Assets—End of Period includes undistributed net investment income of $11,643,000 and $35,548,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

PRIMECAP Core Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$12.51	$11.42	$11.41	$14.03	$12.28	$10.98
Investment Operations
Net Investment Income	.077	.133[1]	.097	.138[2]	.095	.090
Net Realized and Unrealized Gain (Loss)
on Investments	2.035	1.051	.030	(2.417)	1.861	1.289
Total from Investment Operations	2.112	1.184	.127	(2.279)	1.956	1.379
Distributions
Dividends from Net Investment Income	(.142)	(.094)	(.117)	(.110)	(.095)	(.050)
Distributions from Realized Capital Gains	—	—	—	(.231)	(.111)	(.029)
Total Distributions	(.142)	(.094)	(.117)	(.341)	(.206)	(.079)
Net Asset Value, End of Period	$14.48	$12.51	$11.42	$11.41	$14.03	$12.28

Total Return[3]	16.94%	10.39%	1.45%	-16.52%	16.10%	12.61%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,293	$4,569	$4,245	$3,253	$3,305	$2,208
Ratio of Total Expenses to
Average Net Assets	0.51%	0.51%	0.54%	0.50%	0.55%	0.60%
Ratio of Net Investment Income to
Average Net Assets	1.10%	1.09%[1]	1.10%	1.12%[2]	0.73%	0.90%
Portfolio Turnover Rate	7%	8%	5%	9%	10%	5%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.019 and 0.15%, respectively, resulting from a special dividend from Weyerhaeuser Co. in July 2010.
2 Net investment income per share and the ratio of net investment income to average net assets include $.027 and 0.23%, respectively, resulting from a special dividend from ASML Holding NV in October 2007.
3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

17

PRIMECAP Core Fund

Notes to Financial Statements

Vanguard PRIMECAP Core Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2007–2010), and for the period ended March 31, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

18

PRIMECAP Core Fund

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended March 31, 2011, the investment advisory fee represented an effective annual rate of 0.31% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2011, the fund had contributed capital of $866,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.35% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of March 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	5,025,769	134,093	—
Temporary Cash Investments	174,755	—	—
Total	5,200,524	134,093	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended March 31, 2011, the fund realized net foreign currency gains of $13,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2010, the fund had available capital loss carryforwards totaling $89,089,000 to offset future net capital gains of $15,115,000 through September 30, 2017, and $73,974,000 through September 30, 2018. In addition, the fund realized losses of $54,028,000 during the period from November 1, 2009, through September 30, 2010, which are deferred and will be treated as realized for tax purposes in fiscal 2011. The fund will use these capital losses to

19

PRIMECAP Core Fund

offset net taxable capital gains, if any, realized during the year ending September 30, 2011; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At March 31, 2011, the cost of investment securities for tax purposes was $4,073,067,000. Net unrealized appreciation of investment securities for tax purposes was $1,261,550,000, consisting of unrealized gains of $1,437,908,000 on securities that had risen in value since their purchase and $176,358,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2011, the fund purchased $159,486,000 of investment securities and sold $230,688,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2011	September 30, 2010
	Shares	Shares
	(000)	(000)
Issued	16,605	44,581
Issued in Lieu of Cash Distributions	3,372	2,634
Redeemed	(19,725)	(53,549)
Net Increase (Decrease) in Shares Outstanding	252	(6,334)

H. In preparing the financial statements as of March 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

20

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 1% fee on redemptions of shares held for less than one year, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

21

Six Months Ended March 31, 2011

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
PRIMECAP Core Fund	9/30/2010	3/31/2011	Period
Based on Actual Fund Return	$1,000.00	$1,169.43	$2.76
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.39	2.57

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.51%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

22

Trustees Approve Advisory Agreement

The board of trustees of Vanguard PRIMECAP Core Fund has renewed the fund’s investment advisory agreement with PRIMECAP Management Company. The board determined that the retention of the advisor was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that PRIMECAP Management, founded in 1983, is recognized for its long-term approach to equity investing. Six experienced portfolio managers are responsible for separate sub-portfolios, and each portfolio manager employs a fundamental, research-driven approach in seeking to identify companies with long-term potential overlooked by the market and whose stock is trading at attractive valuation levels. The firm has managed the fund since the fund’s inception.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out the fund’s investment strategy in disciplined fashion and that performance results have allowed the fund to remain competitive versus its benchmark and peer group over the short and long term. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of PRIMECAP Management in determining whether to approve the advisory fee, because PRIMECAP Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of the breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

23

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

24

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

25

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Heidi Stam
Born 1956. Secretary Since July 2005. Principal
Alfred M. Rankin, Jr.	Occupation(s) During the Past Five Years: Managing
Born 1941. Trustee Since January 1993. Principal	Director of The Vanguard Group, Inc., since 2006;
Occupation(s) During the Past Five Years: Chairman,	General Counsel of The Vanguard Group since 2005;
President, and Chief Executive Officer of NACCO	Secretary of The Vanguard Group and of each of the
Industries, Inc. (forklift trucks/housewares/lignite);	investment companies served by The Vanguard Group
Director of Goodrich Corporation (industrial products/	since 2005; Director and Senior Vice President of
aircraft systems and services) and the National	Vanguard Marketing Corporation since 2005;
Association of Manufacturers; Chairman of the	Principal of The Vanguard Group (1997–2006).
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of
the Board of The Cleveland Museum of Art.	Vanguard Senior Management Team

Peter F. Volanakis	R. Gregory Barton	Michael S. Miller
Born 1955. Trustee Since July 2009. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: President	Kathleen C. Gubanich	Glenn W. Reed
and Chief Operating Officer (retired 2010) of Corning	Paul A. Heller	George U. Sauter
Incorporated (communications equipment); Director of
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	Chairman Emeritus and Senior Advisor
Business Administration at Dartmouth College.
John J. Brennan
Chairman, 1996–2009
Executive Officers	Chief Executive Officer and President, 1996–2008

Glenn Booraem
Born 1967. Controller Since July 2010. Principal	Founder
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of	John C. Bogle
the investment companies served by The Vanguard	Chairman and Chief Executive Officer, 1974–1996
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q12202 052011

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.
(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s
Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FENWAY FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 19, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FENWAY FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 19, 2011

VANGUARD FENWAY FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: May 19, 2011

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 26, 2010, see file Number 33-53683, Incorporated by Reference.